February 14, 2014

Via Edgar

John Reynolds

Assistant Director

Division of Corporate Finance

United States Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-3628

Re:	Foresight Energy Partners LP
Confidential Draft Registration Statement on Form S-1
Submitted September 11, 2012
CIK No. 0001540729

Dear Mr. Reynolds:

This letter sets forth Foresight Energy Partners LP’s (the “Partnership”) responses to the comments of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission” or the “SEC”) set forth in your letter dated September 26, 2012 (the “Comment Letter”), regarding the above referenced Registration Statement on Form S-1 (the “Registration Statement”). The Partnership has also revised the Registration Statement in response to the Staff’s comments and is, pursuant to the Jumpstart Our Business Startups Act (the “JOBS Act”), confidentially filing concurrently with this letter Amendment No. 4 to the Registration Statement (“Amendment No. 4”), which reflects these revisions.

For the convenience of the Staff, each comment from the Comment Letter corresponds to the numbered paragraph in the Comment Letter and is restated in italics prior to the response to such comment. Capitalized terms used and not defined have the meanings given in Amendment No. 4. Page and caption references in the text of this letter correspond to pages and captions in Amendment No. 4 unless stated otherwise.

Form S-1

1.	We note your response to prior comment 5 of our letter dated August 30, 2012. With a view to disclosure, please advise us in more detail how the level of certainty in assumptions underlying quarterly distributions differs from the “forecast period as a whole.” Also, please advise us how these assumptions are affected by your ability to borrow to pay distributions and the decreasing percentage of priced commitments in 2012 and later.

Response: The Partnership acknowledges the Staff’s comments and has provided an updated forecast on page 67 of Amendment No. 4. The Partnership also acknowledges the Staff’s comment with regard to providing a quarterly forecast of estimated cash available for distribution. The annual forecast considers any quarterly variance and provides for a sufficient basis to set a minimum quarterly distribution.

Management further considers the impact of any quarterly variances to be immaterial over a twelve month period. The Partnership has ample liquidity as noted by the cash balance and has the ability to use revolver borrowings to address any timing issues that may occur in any given quarter. Management does not believe the Partnership will need to borrow any material amount to fund distributions during the forecast period. Moreover, management does not consider quarterly forecasts to be valuable to investors and does not intend to provide quarterly guidance once public.

Distribution Policy and Restrictions on Distributions, page 57

2.	We note your revised disclosure on page 57 and response to comment four of our letter dated August 30, 2012. You state that when you believe an increase in the quarterly distribution is sustainable based on the amount of cash you will be able to generate over the long term, you will distribute a portion of the increase to unitholders. We note that your revised disclosure addresses only potential increases to the quarterly distribution. Please revise to broaden the discussion to address potential decreases, and further clarify the principal factors you will consider when assessing sustainable distributions.

Response: The Partnership acknowledges the Staff’s comment and has provided updated disclosure on page 59 of Amendment No. 4, which now includes the following language: “The board of directors of our general partner will monitor the execution of our business strategy including sales, profitability, and cash reserves. The board of directors of our general partner will determine the amount of quarterly distributions and may maintain, increase or decrease our distribution policy at any time.”

Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 86

3.	We note your revised disclosure on page 87 and response to comment 7 of our letter dated August 30, 2012. With a view to clarifying disclosure, advise us whether “market prices” are the spot prices identified on page 123.

Response: The spot price reflects the published price that coal of a defined quality can be purchased at a point in time and at a specific location based on recent market transactions (e.g. prompt quarter pricing for 11,500 Btu, 5.2 SO2 per pound coal quality). The “market price,” as referred to on page 90 and utilized throughout the registration statement, refers to the contractual price, as negotiated, between our customers and us for Foresight Energy specific coal. While the market price of our coal trends consistently with quoted spot prices, a wide variety of factors exist which re-

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sult in a published spot price differing from the actual market price that we are able to negotiate for our coal with a specific customer. Some of the factors which result in our market price differing from a quoted spot price include: variations in Btu, sulfur content, or other specifications from the quoted spot price; variations in delivery location; quantity of tons being purchased; duration of purchase commitment; and optionality in the contract (allowable variances in quality, purchase commitments, delivery location).

[Remainder of page intentionally blank]

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The Partnership hereby acknowledges that:

•	should the Commission or the Staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;

•	the action of the Commission or the Staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Partnership from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and

•	the Partnership may not assert Staff comments and the declaration of effectiveness as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We appreciate the Staff’s comments and request the Staff contact Oscar Martinez, our Chief Financial Officer, at (314) 932-6102 or oscar.martinez@foresight.com with any questions or comments regarding this letter.

Sincerely,

/s/ Michael J. Beyer

Michael J. Beyer

Chief Executive Officer and President

cc:	Oscar Martinez (Foresight Energy Partners LP)
Rashda M. Buttar (Foresight Energy Partners LP)
William J. Miller (Cahill Gordon & Reindel LLP)
Kimberly L. Petillo-Décossard (Cahil Gordon & Reindel LLP)

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